CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) [Abstract]
Net (Loss)/Income	$ (9,341)	$ (46,861)
Other Comprehensive Income
Translation Differences	49	15
Unrealized (Loss) Gain on Defined Benefit plan	0	51
Total Other Comprehensive Income	49	66
Total Comprehensive (Loss)/Income	$ (9,292)	$ (46,795)